Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Contact: Jim Dwyer James.Dwyer@alcoa.com	Media Contact: Courtney Boone Courtney.Boone@alcoa.com

Alcoa Announces Update on Acquisition of Alumina Limited

Alcoa and Alumina enter into Amended Scheme of Implementation Deed

Allan Gray Australia reiterates support of the Transaction

Transaction remains on schedule for completion in the third quarter 2024

PITTSBURGH – May 20, 2024 – Alcoa Corp. (NYSE: AA or “Alcoa”) today announced it has entered into a Deed of Amendment and Restatement (the “Amendment”) of the Scheme Implementation Deed previously announced March 11, 2024 (the “Agreement”) with Alumina Limited in relation to the acquisition of Alumina Limited (the “Scheme”). Alumina Limited shareholders will continue to receive the previously announced Scheme Consideration of 0.02854 New CHESS Depositary Interests (“New Alcoa CDIs”) or equivalent for each Alumina Limited share (the “Agreed Ratio”). Each New Alcoa CDI represents a unit of beneficial ownership in a share of Alcoa common stock. Alumina Limited shareholders will be able to trade Alcoa common stock via the New Alcoa CDIs, which will be listed on the Australian Securities Exchange (“ASX”).

The Amendment is the result of cooperative discussions with all parties – including CITIC Group (“CITIC”), which holds or controls through its affiliates an 18.9% stake in Alumina Limited – to advance the transaction, which is expected to be completed in the third quarter of 2024. Alcoa has a longstanding working relationship with CITIC, which holds a stake in the Portland Aluminium joint venture in the state of Victoria, Australia, alongside Alcoa of Australia.

Alcoa and Alumina Limited have amended the Agreement whereby an affiliate of CITIC will receive a small proportion, approximately 1.5 percent of the pro forma outstanding Alcoa common stock, of its consideration under the Scheme in non-voting convertible series A preferred stock (par value US$0.01 per share) (“New Alcoa Non-Voting Shares”), instead of New Alcoa CDIs.

The New Alcoa Non-Voting Shares will be issued to enable CITIC to comply with the Bank Holding Company Act of 1956, which prohibits CITIC, as the owner of certain banking assets in the United States, from holding more than 5 percent of any class of voting shares in a U.S. public company. The economic rights of the New Alcoa Non-Voting Shares are generally equivalent to the economic rights of New Alcoa CDIs.

“The agreed change to the Scheme brings us a step closer to completing the transaction, which will provide significant and long-term benefits to both Alcoa and Alumina Limited shareholders,” said William F. Oplinger, President and CEO of Alcoa.

Allan Gray Australia Continues to Support the Scheme

Allan Gray Australia Pty Ltd, currently the largest substantial holder in Alumina Limited, has confirmed that it continues to be supportive of the Scheme. In light of that confirmation, Alcoa and Allan Gray Australia Pty Ltd have terminated their Conditional Share Sale Agreement in accordance with its terms.

Transaction Timing & Conditions

The transaction is expected to be completed in the third quarter 2024, subject to the satisfaction of customary conditions as well as approval by both companies’ shareholders and receipt of required regulatory approvals. The required regulatory approvals include approvals from Australia’s Foreign Investment Review Board and Brazil’s antitrust regulator. The Australian Competition and Consumer Commission has indicated it does not intend to conduct a public review of the Scheme. The transaction is not conditional on due diligence or financing.

Transaction Website

Associated materials regarding the transaction are available on the investor relations section of Alcoa’s website at www.alcoa.com as well as a transaction website at www.strongawacfuture.com.

Advisors

J.P. Morgan Securities LLC and UBS Investment Bank are acting as financial advisors to Alcoa, and Ashurst and Davis Polk & Wardwell LLP are acting as its legal counsel.

About Alcoa Corporation

Alcoa (NYSE: AA) is a global industry leader in bauxite, alumina and aluminum products with a vision to reinvent the aluminum industry for a sustainable future. With a values-based approach that encompasses integrity, operating excellence, care for people and courageous leadership, our purpose is to Turn Raw Potential into Real Progress. Since developing the process that made aluminum an affordable and vital part of modern life, our talented Alcoans have developed breakthrough innovations and best practices that have led to greater efficiency, safety, sustainability and stronger communities wherever we operate.

Dissemination of Company Information

Alcoa intends to make future announcements regarding company developments and financial performance through its website, www.alcoa.com, as well as through press releases, filings with the Securities and Exchange Commission, conference calls and webcasts. The Company does not incorporate the information contained on, or accessible through, its corporate website into this press release.

Forward-Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “aims,” “ambition,” “anticipates,” “believes,” “could,” “develop,” “endeavors,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “potential,” “plans,” “projects,” “reach,” “seeks,” “sees,” “should,” “strive,” “targets,” “will,” “working,” “would,” or other words of similar meaning. All statements by Alcoa Corporation (“Alcoa”) that reflect expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding the proposed transaction; the ability of the parties to complete the proposed transaction; the expected benefits of the proposed transaction; the competitive ability and position following completion of the proposed transaction; forecasts concerning global demand growth for bauxite, alumina, and aluminum, and supply/demand balances; statements, projections or forecasts of future or targeted financial results, or operating performance (including our ability to execute on strategies related to environmental, social and governance matters); statements about strategies, outlook, and business and financial prospects; and statements about capital allocation and return of capital. These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions, and expected future developments, as well as other factors that management believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (1) the non-satisfaction or non-waiver, on a timely basis or otherwise, of one or more closing conditions to the proposed transaction; (2) the prohibition or delay of the consummation of the proposed transaction by a governmental entity; (3) the risk that the proposed transaction may not be completed in the expected time frame or at all; (4) unexpected costs, charges or expenses resulting from the proposed transaction; (5) uncertainty of the expected financial performance following completion of the proposed transaction; (6) failure to realize the anticipated benefits of the proposed transaction; (7) the occurrence of any event that could give rise to termination of the proposed transaction; (8) potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (9) the impact of global economic conditions on the aluminum industry and aluminum end-use markets; (10) volatility and declines in aluminum and alumina demand and pricing, including global, regional, and product-specific prices, or significant changes in production costs which are linked to LME or other commodities; (11) the disruption of market-driven balancing of global aluminum supply and demand by non-market forces; (12) competitive and complex conditions in global markets; (13) our ability to obtain, maintain, or renew permits or approvals necessary for our mining operations; (14) rising energy costs and interruptions or uncertainty in energy supplies; (15) unfavorable changes in the cost, quality, or availability of raw materials or other key inputs, or by disruptions in the supply chain; (16) our ability to execute on our strategy to be a lower cost, competitive, and integrated aluminum production business and to realize the anticipated benefits from announced plans, programs, initiatives relating to our portfolio, capital investments, and developing technologies; (17) our ability to integrate and achieve intended results from joint ventures, other strategic alliances, and strategic business transactions; (18) economic, political, and social conditions, including the impact of trade policies and adverse industry publicity; (19) fluctuations in foreign currency exchange rates and interest rates, inflation and other economic factors in the countries in which we operate; (20) changes in tax laws or exposure to additional tax liabilities; (21) global competition within and beyond the aluminum industry; (22) our ability to obtain or maintain adequate insurance coverage; (23) disruptions in the global economy caused by ongoing regional conflicts; (24) legal proceedings, investigations, or changes in foreign and/or U.S. federal, state, or local laws, regulations, or policies; (25) climate change, climate change legislation or regulations, and efforts to reduce emissions and build operational resilience to extreme weather conditions; (26) our ability to achieve our strategies or expectations relating to environmental, social, and governance considerations; (27) claims, costs and liabilities related to health, safety, and environmental laws, regulations, and other requirements, in the jurisdictions in which we operate; (28) liabilities resulting from impoundment structures, which could impact the environment or cause exposure to hazardous substances or other damage; (29) our ability to fund capital expenditures; (30) deterioration in our credit profile or increases in interest rates; (31) restrictions on our current and future operations due to our indebtedness; (32) our ability to continue to return capital to our stockholders through the payment of cash dividends and/or the repurchase of our common stock; (33) cyber attacks, security breaches, system failures, software or application vulnerabilities, or other cyber incidents; (34) labor market conditions, union disputes and other employee relations issues; (35) a decline in the liability discount rate or lower-than-expected investment returns on pension assets; and (36) the other risk factors discussed in Part I Item 1A of Alcoa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other reports filed by Alcoa with the SEC. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement. Alcoa cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date they are made. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks described above and other risks in the market. Neither Alcoa nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements and none of the information contained herein should be regarded as a representation that the forward-looking statements contained herein will be achieved.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the proposed transaction. In connection with the proposed transaction, Alcoa plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Alcoa may file with the SEC and send to its stockholders in connection with the proposed transaction. The issuance of the stock consideration in the proposed transaction will be submitted to Alcoa’s stockholders for their consideration. The Proxy Statement will contain important information about Alcoa, the proposed transaction and related matters. Before making any voting decision, Alcoa’s stockholders should read all relevant documents filed or to be filed with the SEC completely and in their entirety, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Alcoa and the proposed transaction.

Alcoa’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Alcoa, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Alcoa with the SEC may be obtained, without charge, by contacting Alcoa through its website at https://investors.alcoa.com/.

Participants in the Solicitation

Alcoa, its directors, executive officers and other persons related to Alcoa may be deemed to be participants in the solicitation of proxies from Alcoa’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of Alcoa and their ownership of common stock of Alcoa is set forth in the section entitled “Information about our Executive Officers” included in Alcoa’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 21, 2024 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1675149/000095017024018069/aa-20231231.htm), and in the sections entitled “Director Nominees” and “Stock Ownership of Directors and Executive Officers” included in its proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 19, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1675149/000119312524071354/d207257ddef14a.htm). Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Additional Media Contacts

Australia

Citadel MAGNUS

Paul Ryan +61 409 296 511

pryan@citadelmagnus.com

United States

Joele Frank, Wilkinson Brimmer Katcher

Sharon Stern / Kaitlin Kikalo / Lyle Weston

Alcoa-jf@joelefrank.com